                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    Filed Pursuant to Section 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 22, 1998
                                                           --------------



                          U.S. FRANCHISE SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                                   0-23941                                  58-2361501
----------------------------------------------     ------------------------            ------------------------------------
(State or other jurisdiction of incorporation)     (Commission File Number)            (IRS Employer Identification Number)



                         13 Corporate Square, Suite 250
                                Atlanta, GA 30329
                    ----------------------------------------
                    (Address of principal executive offices)




Registrant's telephone number, including area code:  (404) 235-7444
                                                     --------------







                               Page 1 of 4 pages

                         Exhibit Index begins on Page 4

Item 5.  Other Events.

         U.S. Franchise Systems, Inc. (the "Company") received revised audited consolidated financial statements. These financial statements are filed as an exhibit to this Form 8-K.

                  (a)      Exhibits.



           EXHIBIT                   DESCRIPTION
           NO.
           -----------      ------------------------------------------------------------------
           99.1      --     Consolidated Financial Statements of  U.S. Franchise Systems, Inc.

                                        2

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               U.S. FRANCHISE SYSTEMS, INC.

Date:    April 22, 1998        By: /s/ Neal K. Aronson
                                   --------------------------------
                                             Neal K. Aronson
                                             Executive Vice President
                                             and Chief Financial Officer

                                  Exhibit Index

                                                                                                   Page Number in
                                                                                               Rule 0-3(b) Sequential
                                                                                                  Numbering System
EXHIBIT                                                                                            where Exhibits
NO.                                    DESCRIPTION                                                   can be found
------           -----------------------------------------------------------------              ---------------------
99.1    --     Consolidated Financial Statements of U.S. Franchise Systems, Inc.
